                        SECURITIES & EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 28, 1995
                                                 -------------------------------

                                MERCK & CO., Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   New Jersey
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                 1-3305                           22-1109110
        ------------------------       ---------------------------------
        (Commission File Number)       (IRS Employer Identification No.)

         One Merck Drive, PO Box 100, Whitehouse Station, NJ  08889-0100
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code  (908) 423-1000
                                                   -----------------------------

Item 5.     Other Events

Incorporated by reference is that portion of a press release issued by the Registrant on November 28, 1995 concerning the Registrant's announcement of the approval by its Board of Directors of a new $3 billion treasury stock purchase program. The press release is attached as Exhibit 99.


Item 7.     Financial Statements and Exhibits

      (c)  Exhibit

      Exhibit 99 - Press release issued November 28, 1995.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             MERCK & CO., Inc.




                                             By: /s/ Nancy V. Van Allen
                                                 -------------------------------
                                                     Nancy V. Van Allen
                                                     Assistant Secretary



December 4, 1995

                                  EXHIBIT INDEX


                                                                    Method
Exhibit                                                               of
Number                      Description                             Filing
-------                     -----------                             ------
99               Press release issued November 28, 1995.          Filed with
                                                                  this document.